EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark W. Harding, President and Chief Executive Officer of Pure Cycle Corporation (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Annual Report of the Company on Form 10-K for the annual period ended August 31, 2024, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ MARK W. HARDING
Mark W. Harding
Principal Executive Officer
November 13, 2024